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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)          May 6, 2005
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         1-4219                                            74-1339132
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(Commission File Number)                       (IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York    14618
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(Address of Principal Executive Offices)               (Zip Code)

(585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

      The Board of Directors of Zapata Corporation ("ZAPATA" or the "COMPANY") has approved an amendment to Article I, Section 6 of the Company's By-Laws effective as of May 6, 2005. The amendment to Article I, Section 6 provides that the officer or agent in charge of the Company's stock records will maintain a complete list of the Company's stockholders which shall be available for review during ordinary business hours not less than ten days prior to stockholder meetings at either the principal office of the Company or at the place where the meeting is to be held, as indicated in the notice of the meeting. The amendment to Article I, Section 6 also provides that the stockholder list shall be prima facie evidence of the identity of stockholders entitled to examine the stockholder list and vote at the meetings. The text of the previous Article I,
Section 6 and the text of the amended Article I, Section 6 of the Company's By-Laws are attached to this report as Exhibit 3.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

           Exhibit No.       Description
           -----------       -----------

           Exhibit 3 Text of Previous Article I, Section 6 and Text of Amended Article I, Section 6

           Exhibit 23.1      Consent of PricewaterhouseCoopers LLP dated May 6,
                             2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZAPATA CORPORATION


Date:  May 6, 2005                      By:     /s/ Leonard DiSalvo
                                                --------------------------------
                                        Name:   Leonard DiSalvo
                                        Title:  Vice President - Finance and CFO


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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

Exhibit 3             Text of Previous Article I, Section 6 and Text of Amended
                      Article I, Section 6

Exhibit 23.1          Consent of PricewaterhouseCoopers LLP dated May 6, 2005


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